UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 30, 2026

Cognizant Technology Solutions Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Frank W. Burr Blvd., Suite 36, 6th Floor
Teaneck, New Jersey 07666
(Address of Principal Executive Offices) (Zip Code)
(201) 801-0233
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	CTSH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.
On June 30, 2026, the United States District Court for the District of New Jersey (the “Court”) entered an order (the “Preliminary Approval Order”) preliminarily approving the proposed settlement of the putative stockholder derivative action captioned Viswanatha Palempalli v. Michael Pastalos-Fox, et al., No. 2:21-cv-12025-EP-SDA. In accordance with the Court’s Preliminary Approval Order, Cognizant Technology Solutions Corporation (the “Company”) is making disclosure of the settlement to its stockholders in the Long-Form Notice of Pendency and Proposed Settlement of Stockholder Derivative Action (the “Long-Form Notice”) and the Stipulation and Agreement of Settlement (the “Stipulation of Settlement”), each attached to this current report on Form 8-K as Exhibits 99.1 and 99.2, respectively.* The Long-Form Notice and Stipulation of Settlement also can be found through a link on the “Investors” page of the Company’s website. The Preliminary Approval Order and Stipulation of Settlement require the Company to provide this information to its stockholders on Form 8-K or other appropriate SEC filing.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Long-Form Notice of Pendency and Proposed Settlement of Stockholder Derivative Action
99.2	Stipulation and Agreement of Settlement
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

*	The information in Item 7.01, Exhibit 99.1 and Exhibit 99.2 of this current report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:	/s/ John Kim
Name:	John Kim
Title:	Chief Legal Officer, Chief Administrative Officer and Corporate Secretary

Date: July 10, 2026